                                                                    EXHIBIT 99.3

                                                                     [SPSS LOGO]

FOR IMMEDIATE RELEASE:
November 2, 2004
Contact:              Raymond Panza             Joe Pittman
                      SPSS Inc.                 Ashton Partners
                      Executive VP/CFO          Investor Relations
                      312.651.3000              312.553.6747
                                                E-mail:  SPSS@ASHTONPARTNERS.COM



                  SPSS INC. REPORTS THIRD-QUARTER 2004 RESULTS

CHICAGO, Ill. (USA), Nov. 2, 2004 -- SPSS Inc. (NASDAQ: SPSS), a leading provider of predictive analytics technology and services, today announced results for its third quarter ended September 30, 2004.

Revenues were $53.5 million for the 2004 third quarter with diluted earnings per share (EPS) of $0.05. These results included unusual pre-tax charges of approximately $2.2 million related to the company's recently completed accounting restatement and the write-off of a long-term receivable. SPSS reported revenues of $52.5 million and EPS of $0.15 for the third quarter ended September 30, 2003.


In the first nine months of 2004, revenues and diluted earnings per share were $163.6 million and $0.11, as compared to $150.6 million and $0.18 in the same period last year, respectively. Results in 2004 include the above-mentioned and previously disclosed unusual pre-tax charges that collectively total approximately $5.0 million. License revenues in the first nine months of 2004 were $68.1 million as compared to $65.3 million in 2003. As of September 30, 2004, cash was $34.3 million and cash flow for the period from operating activities was $8.5 million.


"Our third-quarter results were affected by lower than expected international license revenues and a decline in service revenues in the United States," said Jack Noonan, SPSS president and chief executive officer. "Internationally, we are concentrating on improving closure rates, especially in Japan and the United Kingdom. Growth in services revenues will take longer to develop as we continue to focus on more data mining and predictive applications consulting projects."


Noonan continued, "Sales of our data mining and statistical tools were strong, growing in double-digits for the fourth straight quarter. New license sales overall in the United States continued to improve, particularly in the government and academic industry sectors. We also added three new predictive applications customers from the financial services industry during the quarter, bringing the total to eight so far this year. We are pleased with this progress and are focused on accelerating growth in this emerging area of our business."


Organizations with which SPSS signed significant software license or service agreements in the quarter included: AMR Interactive; AOL Time Warner; ARI; Churchill Downs Inc.; CW Ryuthusenta; DBM Consultants Pty Ltd.; Directions Research Inc.; Goteborgs Universitet; Installation Supply and Services Division; Journey Ed/GP Distribution; Landmark Communications, Inc.; Millward Brown; Monitor Company; Nihon McDonald; Nikon Europe BV; Pfizer; Procter & Gamble; Research International; Softbank BB; Synovate; Tomorrow-Focus Portal GmbH; Topdanmark A/S; United Parcel Service Deutschland Inc. & Co. OHG; and University of Michigan.



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Noonan concluded, "We expect to finish 2004 with continued growth in data mining and statistics revenue, additional applications sales and improved closure rates internationally. However, we also anticipate continued lower near-term service revenues and expect little change in the purchasing environment for our type of software. Purchases will continue to be scrutinized and implementations done incrementally, which translates into longer sales cycles involving mostly low- to medium-sized transactions."

The company expects revenues in the 2004 fourth quarter to be between $55.0 and $57.0 million and EPS of between $0.14 and $0.20, assuming an effective tax rate of 33%.

CONFERENCE CALL
The company will host a conference call at 9:00 a.m. CST on Nov. 3, 2004, to discuss its results. The live call will be broadcast online at www.spss.com/invest. Those interested in participating in the live call should dial 800.798.2864 in the United States and 617.614.6206 internationally. The live call passcode is 72265448. A replay will be available via phone for one week after the call. In order to access it, participants should dial
888.286.8010 in the United States or 617.801.6888 internationally. Access code 25835071 is required for the replay. An archived version of the call will also be made available online at www.spss.com/invest approximately two hours after the live call.

ABOUT SPSS INC.
SPSS Inc. (NASDAQ: SPSS) is a global provider of predictive analytics technology and services. The company's predictive analytics technology connects data to effective action by drawing reliable conclusions about current conditions and future events. More than 250,000 commercial, academic and public sector customers rely on SPSS technology to help increase revenue, reduce costs, improve processes and detect and prevent fraud. Founded in 1968, SPSS is headquartered in Chicago, Illinois. For additional information, please visit www.spss.com.

SAFE HARBOR STATEMENT
This press release contains forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by phrases such as "anticipates," "believes," "estimates," "expects," "plans," "intends," "could," "designed," "should be" and other similar expressions which denote expectations of future events rather than statements of fact. These forward-looking statements involve factors that are subject to risks and uncertainties. These risks and uncertainties, which may not be currently ascertainable and many of which are beyond the Company's control, may cause the Company's actual results, performance or achievements to be materially different than the results, performance or achievements expressed in or implied by the forward-looking statements. By way of example, and not limitation, known risks and uncertainties include changes in economic conditions (especially in the international markets to which a significant portion of the Company's revenues are attributed), the Company's ability to achieve its earnings goals, rapid technology changes, delays in software development and related product release schedules, changes in product demand and acceptance, the availability of competitive products and services at prices below the Company's prices and international currency exchange rates. These, and other risks and uncertainties, are described more fully in the Company's filings with the Securities and Exchange Commission ("SEC"). Copies of these filings are available either on the SEC's website at www.sec.gov or from the Company's investor relations department. In light of these risks and uncertainties, the inclusion of forward-looking statements in this press release should not be regarded as a representation by the Company that any future results, performance or achievements will be attained. These forward-looking statements speak only as of the date on which they are made. The Company assumes no obligation to update the forward-looking statements contained in this press release.



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                           SPSS INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                     THREE MONTHS ENDED SEPTEMBER 30,                 % OF TOTAL REVENUE
                                                     --------------------------------                 ------------------
                                                     2004              2003         % CHG.           2004               2003
                                                -------------   ---------------     ------       -----------         ----------
Net revenues:
 License                                          $   22,335        $   22,792        -2%               42%                43%
 Maintenance                                          24,518            21,416        14%               46%                41%
 Service                                               6,645             8,338       -20%               12%                16%
                                                -------------   ---------------                  -----------         ----------

Total net revenues                                    53,498            52,546         2%              100%               100%

Operating expenses:
 Cost of license and maintenance revenues              3,523             3,179        11%                7%                 6%
 Sales, marketing and services                        29,965            30,662        -2%               56%                58%
 Research and development                             11,477            10,537         9%               21%                20%
 General and administrative                            7,311             4,876        50%               14%                10%
                                                -------------   ---------------                  -----------         ----------

Operating expenses                                    52,276            49,254         6%               98%                94%
                                                -------------   ---------------                  -----------         ----------

Operating income                                       1,222             3,292       -63%                2%                 6%

Other income (expense):
 Net interest expense                                   (67)             (166)       -60%                 -                  -
 Other                                                    47             1,031       -95%                 -                 2%
                                                -------------   ---------------                  -----------         ----------

Other income (expense)                                  (20)               865      -102%                 -                 2%
                                                -------------   ---------------                  -----------         ----------

Income before income taxes                             1,202             4,157       -71%                2%                 8%
Income tax expense                                       369             1,465       -75%                 -                 3%

                                                -------------   ---------------                  -----------         ----------
Net income                                        $      833        $    2,692       -69%                2%                 5%
                                                =============   ===============                  ===========         ==========


Basic net income per share                        $     0.05        $     0.16       -70%

Diluted net income per share                      $     0.05        $     0.15       -69%

Share data:
Shares used in computing basic net income
per share                                             17,587            17,331         1%

Shares used in computing diluted net
income per share                                      17,677            18,058        -2%



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                           SPSS INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                        NINE MONTHS ENDED SEPTEMBER 30,
                                                  ---------------------------------------------
                                                                                                         % OF TOTAL REVENUE
                                                                                                         ------------------
                                                       2004                2003         % CHG.            2004          2003
                                                  --------------  ---------------       ------       ------------  -------------
Net revenues:
 License                                             $   68,113       $   65,297            4%               42%            43%
 Maintenance                                             72,605           60,202           21%               44%            40%
 Service                                                 22,894           25,104           -9%               14%            17%
                                                  --------------  ---------------                    ------------  -------------

Total net revenues                                      163,612          150,603            9%              100%           100%

Operating expenses:
 Cost of license and maintenance revenues                10,699            9,266           15%                7%             6%
 Sales, marketing and services                           97,010           91,855            6%               59%            61%
 Research and development                                35,154           32,463            8%               21%            22%
 General and administrative                              17,873           13,643           31%               11%             9%
                                                  --------------  ---------------                    ------------  -------------

Operating expenses                                      160,736          147,227            9%               98%            98%
                                                  --------------  ---------------                    ------------  -------------

Operating income                                          2,876            3,376          -15%                2%             2%

Other income (expense):
 Net interest expense                                     (171)            (111)           54%                 -              -
 Other                                                      234            1,378          -83%                 -             1%
                                                  --------------  ---------------                    ------------  -------------

Other income                                                 63            1,267          -95%                 -             1%
                                                  --------------  ---------------                    ------------  -------------

Income before income taxes                                2,939            4,643          -37%                2%             3%
Income tax expense                                          970            1,496          -35%                1%             1%
                                                  --------------  ---------------                    ------------  -------------

Net income                                           $    1,969       $    3,147          -37%                1%             2%
                                                  ==============  ===============                    ============  =============

Basic net income per share                           $     0.11       $     0.18          -39%

Diluted net income per share                         $     0.11       $     0.18          -39%

Share data:
Shares used in computing basic net income per
share                                                    17,687           17,276            2%

Shares used in computing diluted net income per
share                                                    17,966           17,797            1%



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                           SPSS INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                 SEPTEMBER 30,            DECEMBER 31,
                                                                      2004                    2003
                                                               -------------------     -------------------
    ASSETS                                                        (UNAUDITED)
    Current assets
         Cash and cash equivalents                                  $      34,312            $     36,101
         Accounts receivable, net                                          36,375                  49,317
         Inventories, net                                                     605                   1,444
         Deferred income taxes                                             12,063                  14,023
         Prepaid income taxes                                               8,126                   3,996
         Prepaid expenses and other current assets                          5,464                   7,931
                                                               -------------------     -------------------
            Total current assets                                           96,945                 112,812

    Net property, equipment and leasehold improvements                     23,337                  27,771
    Restricted cash                                                           200                     190
    Capitalized software development costs, net                            28,257                  26,826
    Goodwill                                                               42,025                  42,253
    Intangibles, net of accumulated amortization                            3,184                   3,380
    Noncurrent deferred income taxes, net                                  22,242                  13,142
    Other noncurrent assets                                                 1,663                   2,633
                                                               -------------------     -------------------
            Total assets                                            $     217,853            $    229,007
                                                               ===================     ===================

    LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities
         Notes payable                                              $       2,500            $      2,500
         Accounts payable                                                   6,443                   7,169
         Sales and value added taxes payable                                1,811                   2,863
         Deferred revenues                                                 55,466                  59,379
         Other accrued liabilities                                         22,407                  24,600
                                                               -------------------     -------------------
            Total current liabilities                                      88,627                  96,511

    Noncurrent notes payable                                                4,005                   5,951
    Noncurrent deferred income taxes                                          632                     632
    Other noncurrent liabilities                                              394                     853

    Common stock subject to repurchase                                          -                   5,421

    Stockholders' equity
         Common Stock                                                         176                     173
         Additional paid-in capital                                       150,706                 148,202
         Deferred compensation                                              (205)                   (385)
         Accumulated other comprehensive loss                             (6,676)                 (6,576)
         Accumulated deficit                                             (19,806)                (21,775)
                                                               -------------------     -------------------
            Total stockholders' equity                                    124,195                 119,639
                                                               -------------------     -------------------

            Total liabilities and stockholders' equity              $     217,853            $    229,007
                                                               ===================     ===================



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                           SPSS INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                             NINE MONTHS ENDED
                                                                                               SEPTEMBER 30,
                                                                          ---------------------------------------------------
                                                                                   2004                       2003
                                                                          ------------------------   ------------------------
                                                                                                          (AS RESTATED)
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                                       $      1,969               $      3,147
    Adjustments to reconcile net income to net cash
      provided by operating activities:
          Depreciation and amortization                                                    11,966                     11,227
          Deferred income taxes                                                           (7,132)                         45
          Noncash services expenses (recoveries)                                          (1,125)                      1,688
          Gain from property disposal                                                       (622)                          -
          Changes in assets and liabilities:
             Accounts receivable                                                           12,773                      7,981
             Inventories                                                                      841                        233
             Prepaid expenses                                                               (537)                      2,531
             Restricted cash                                                                 (10)                      1,394
             Accounts payable                                                               (700)                    (3,265)
             Accrued expenses                                                               (982)                    (8,975)
             Accrued income taxes                                                         (5,228)                    (2,626)
             Deferred revenues                                                            (3,750)                    (1,788)
          Other, net                                                                        1,041                      1,744
                                                                          ------------------------   ------------------------

Net cash provided by operating activities                                                   8,504                     13,336
                                                                          ------------------------   ------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital expenditures                                                                 (3,779)                    (1,934)
     Capitalized software development costs                                               (7,023)                    (6,769)
     Repurchase of common stock issued for acquisition                                    (5,421)                          -
     Proceeds from the divestiture of Sigma-series product line                             3,000                          -
     Proceeds from property disposal                                                        2,476                          -
                                                                          ------------------------   ------------------------

Net cash used in investing activities                                                    (10,747)                    (8,703)
                                                                          ------------------------   ------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings (repayments) under line-of-credit agreements                          (1,946)                        458
     Proceeds from issuance of common stock                                                 2,507                      1,502
                                                                          ------------------------   ------------------------

Net cash provided by financing activities                                                     561                      1,960
                                                                          ------------------------   ------------------------

Effect of exchange rate on cash                                                             (107)                        727
                                                                          ------------------------   ------------------------

Net change in cash and cash equivalents                                                   (1,789)                      7,320
Cash and cash equivalents at beginning of period                                           36,101                     14,490
                                                                          ------------------------   ------------------------
Cash and cash equivalents at end of period                                           $     34,312               $     21,810
                                                                          ========================   ========================


Supplemental disclosures of cash flow information:
  Interest paid                                                                      $        560               $        637
  Income taxes paid                                                                        14,712                      6,311
  Cash received for income tax refunds                                                      2,480                      2,514